Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories	Inventories
The amount of inventory recognized as an expense in "Cost of net sales" in the consolidated income statements during 2019 amounted to $2.2 billion (2018: $2.2 billion, 2017: $2.1 billion). The amount of inventory recognized as an expense in "Cost of other revenues" in the consolidated income statements during 2019 amounted to $127 million (2018: $0 million, 2017: $0 million).

($ millions)	2019	2018
Raw material, consumables	286	334
Work in progress	101	127
Finished products	1,118	979
Total inventories	1,505	1,440

Alcon recognized inventory provisions amounting to $140 million in 2019 (2018: $148 million, 2017: $73 million) and reversed inventory provisions amounting to $65 million (2018: $56 million, 2017: $15 million). Inventory provisions mainly relate to the adjustment of inventory balances to their net realizable value based on the forecasted sales. Reversals are made when the products become saleable.